Akre Focus Fund
SCHEDULE OF INVESTMENTS at October 31, 2020 (Unaudited)
Shares		Value
COMMON STOCKS: 92.9%
Capital Markets: 16.5%
13,500,000	Brookfield Asset Management, Inc. - Class A	$402,030,000
14,526,670	KKR & Co., Inc.	496,085,780
5,222,244	Moody's Corp.	1,372,927,948
		2,271,043,728
Entertainment: 1.9%
5,469,400	Live Nation Entertainment, Inc. [1]	266,906,720

Equity Real Estate Investment Trusts: 15.5%
6,149,293	American Tower Corp.	1,412,185,137
2,465,000	SBA Communications Corp.	715,762,050
		2,127,947,187
Health Care Equipment & Supplies: 2.8%
1,655,300	Danaher Corp.	379,957,562

Industrial Conglomerates: 4.8%
1,775,000	Roper Technologies, Inc.	659,128,500

Insurance: 2.4%
351,000	Markel Corp. [1]	327,412,800

IT Services: 18.0%
50,000	Adyen NV [1]	84,291,255
5,025,200	Mastercard, Inc. - Class A	1,450,473,728
5,222,600	Visa, Inc. - Class A	948,998,646
		2,483,763,629
Multiline Retail: 2.7%
4,051,264	Dollar Tree, Inc. [1]	365,910,165

Professional Services: 8.7%
940,053	CoStar Group, Inc. [1]	774,237,051
2,400,000	Verisk Analytics, Inc.	427,128,000
		1,201,365,051
Software: 10.3%
1,100,000	Adobe, Inc. [1]	491,810,000
1,725,888	Alarm.com Holdings, Inc. [1]	100,671,047
609,764	ANSYS, Inc. [1]	185,593,869
612,500	Constellation Software, Inc.	642,975,587
1,139,138	Topicus.com, Inc. [1]	0
		1,421,050,503
Specialty Retail: 9.3%
7,074,340	CarMax, Inc. [1]	611,505,950
1,543,200	O'Reilly Automotive, Inc. [1]	673,761,120
		1,285,267,070
TOTAL COMMON STOCKS
(Cost $5,760,594,346)		12,789,752,915

CONVERTIBLE PREFERRED STOCKS: 0.5%
Capital Markets: 0.4%
1,100,000	KKR & Co., Inc., 6.000%	57,244,000

Health Care Equipment & Supplies: 0.1%
10,000	Danaher Corp., 5.000%	13,342,400
TOTAL CONVERTIBLE PREFERRED STOCKS
(Cost $65,000,000)		70,586,400

TOTAL INVESTMENTS IN SECURITIES: 93.4%
(Cost $5,825,594,346)		12,860,339,315
Other Assets in Excess of Liabilities: 6.6%		911,433,748
TOTAL NET ASSETS: 100.0%		$13,771,773,063

[1]	Non-income producing security.

The Global Industry Classification Standard ("GICS®") sector and industry classifications were developed by and/or are the exclusive property of MSCI, Inc. and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI, Inc. and S&P and has been licensed for use by the Akre Focus Fund's (the "Fund") administrator, U.S. Bancorp Fund Services, LLC.

Akre Focus Fund
Summary of Fair Value Exposure at October 31, 2020 (Unaudited)

The Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP (Generally Accepted Accounting Principles) establishes a hierarchy that prioritizes inputs to valuation methods.  The three levels of inputs are:

• Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.
• Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments,    interest rates, prepayment spreads, credit risk, yield curves, default rates and similar data.
• Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the inputs used to value the Fund's investments as of October 31, 2020. See the Schedule of Investments for an industry breakout.

Description	Level 1	Level 2		Level 3	Total

Common Stocks	$12,789,752,915	$0	[1]	$-	$12,789,752,915
Convertible Preferred Stocks	70,586,400	-		-	70,586,400
Total Investments in Securities	$12,860,339,315	$0		$-	$12,860,339,315

[1] Topicus.com, Inc., within the Software industry of Common Stocks, is a level 2 security.